[GRAPHIC]
                                                             SECURITY
                                                               FUNDS

                                                      SEMI-ANNUAL
                                                      REPORT

                                                      JUNE 30, 2000
                                                      - SECURITY MUNICIPAL BOND
                                                        FUND
                                                      - SECURITY INCOME FUND
                                                         - DIVERSIFIED INCOME
                                                          SERIES
                                                         - HIGH YIELD SERIES
                                                      - SECURITY CASH FUND

                                                         SECURITY DISTRIBUTORS,
                                                         INC.
                                                         A Member of The
                                                         Security Benefit
                                                         Group of Companies
                                                     [SECURITY DISTRIBUTORS,
                                                     INC. LOGO]
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            CHAIRMAN OF THE BOARD'S COMMENTARY

            JUNE 30, 2000

[CLELAND PHOTO]
               John Cleland

TO OUR SHAREHOLDERS:

The six month period ended June 30, 2000 was characterized by enormous interest rate volatility which we believe is likely to continue as momentum investors move large amounts of money into and out of fixed income asset classes and maturity ranges. The volatility was heightened by an unusual element during the period, the Treasury Department's announcement and implementation of a buy-back program for long-term Treasury debt.

THE TREASURY DEPARTMENT BUYS BACK HIGH-INTEREST DEBT SECURITIES

Under the buy-back program the Treasury Department is purchasing outstanding long-maturity government bonds in an effort to reduce the government's interest expense burden. This program was made possible by the current budget surplus which was a result of the country's strong economic growth. Treasury Department's repurchase activity drove down interest rates on long-term government securities as demand increased in the face of diminishing supply. This decrease in long-term rates, coupled with the continued increases in short-term interest rates put in place by the Federal Reserve Bank, resulted in an inversion of the yield curve, increasing volatility in the markets.

THE FED MAY TAKE A "WAIT AND SEE" STANCE

After six successive rate increases by the Federal Reserve Bank's policy-making Open Market Committee over the past year, the Committee's decision to leave rates unchanged at their June 27 and 28, 2000 meeting acknowledged the unmistakable signs of an economic slowdown. While the Federal Reserve is never absent from the investment scene, we believe the possibility now exists that they will make no further rate changes through the remainder of this year, particularly in view of the upcoming election cycle. Instead, they could choose to wait and see if evidence of an economic slowdown becomes more convincing.

If in fact the slowdown continues, it should offer bond investors the opportunity to benefit from a corresponding decline in interest rates. We believe fixed income investors may have an opportunity to generate superior investment returns over the year as a whole for the first time in many years.

CONSOLIDATION OF FIXED INCOME PORTFOLIOS

Effective May 1, we merged the U.S. Government Series, the Limited Maturity Series, and the Corporate Bond Series into one portfolio named the Diversified Income Series. We believe this will offer investors the benefits of cost effectiveness and a better diversified fixed income portfolio.

On the following pages our fixed income portfolio managers discuss their portfolios' performances and the outlook for the months ahead. As always, we welcome your questions and comments at any time.

Sincerely,

/s/ John Cleland
John Cleland, Chairman of the Board

The Security Funds

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            MANAGER'S COMMENTARY

            SECURITY MUNICIPAL BOND FUND

            JUNE 30, 2000

[AMODEO PHOTO]
               Robert Amodeo

TO OUR SHAREHOLDERS:

Security Municipal Bond Fund benefited from a rally in the municipal bond market in the first half of this year. The Fund generated a total return of +4.50% over the six months, comparing favorably with the +4.48% return of the benchmark Lehman Brothers Municipal Bond Index.(1) The Fund also handily outperformed the +3.95% average return of its Lipper peer group of funds.

HIGHLIGHTS OF THE MUNICIPAL MARKET IN THE FIRST HALF

An uneventful transition into the year 2000 despite the "Y2K" fears that prevailed late last year, accompanied by strong demand for tax exempt securities, helped municipal bonds post positive price returns during the first half of this year. Performance was especially robust during the first three months, outpacing most other fixed income asset classes. During April and May, however, municipals experienced some difficulty but turned around yet again to close the half on a positive note in June.

A significant decline in municipal new issue supply helped maintain the positive tone in the markets. Overall, $92 billion of new municipal supply came to the market, representing a 22% decline versus the similar period last year. The drop in municipal supply was due primarily to a lack of refunding activity (refunding refers to replacing existing bond issues through the sale of new bond issues, usually to lower the interest rate being paid). In this year's higher interest rate environment it was difficult for issuers of municipal debt to achieve a present value cost savings great enough to warrant replacing existing debt with new debt. At the end of June, refunding activity was down 69% year to date from the same period a year ago, while funding for new projects was relatively unchanged. We estimate that $175 billion in municipal debt will be issued during this year overall.

CHARACTERISTICS OF THE PORTFOLIO

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the foundation for managing the Municipal Bond Fund. At the end of June the portfolio consisted of twenty-nine issues in thirteen different states. It had an average maturity of sixteen years, with a duration of about 8.5 years. The portfolio's overall average credit quality remains at a strong AA rating. Sector weightings are well-balanced with the greatest emphasis in general obligation, water and sewer, and transportation bonds.

OUR MARKET OUTLOOK

We expect the domestic economy to pull back from its torrid pace of growth seen in the first half of the year. However, we remain concerned about inflation levels and rising commodity prices. While some recent economic data indicate a moderating economy, we also note that inflation is not declining as quickly as the economic data.

Overall, we believe the U.S. economy will remain stable this year as low unemployment and strong consumer confidence will likely support demand for goods. Furthermore, we believe the Federal Reserve Bank will engineer a good balance between strong economic growth and an acceptable rate of inflation.

Sincerely,

Robert Amodeo, Portfolio Manager

Salomon Brothers Asset Management Inc.

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

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            MANAGER'S COMMENTARY (CONTINUED)

            SECURITY MUNICIPAL BOND FUND

            JUNE 30, 2000

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                              MUNICIPAL BOND FUND
                                    6/30/00

                                  [BAR GRAPH]

                              MUNICIPAL BOND FUND
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

   CLASS A SHARES                  CLASS B SHARES
1 Year                 -1.68%      1 Year           -2.53%
5 Years                 3.92%      5 Years           3.50%
10 Years                5.29%      Since Inception   2.37%
                                   (10-19-93)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                        3
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            MANAGER'S COMMENTARY

            SECURITY INCOME FUND DIVERSIFIED INCOME SERIES

            JUNE 30, 2000

[BOWSER PHOTO]                                                    [PHALEN PHOTO]
   Steven M. Bowser                                      Christopher L. Phalen

TO OUR SHAREHOLDERS:

The new Diversified Income Series of Security Income Fund appears for the first time in this report, the result of the merger of the Corporate Bond Series, U.S. Government Series, and Limited Maturity Series portfolios. The Diversified Income Series gained 2.75% over the six month period ended June 30, 2000.(1) The benchmark Lehman Brothers U.S. Aggregate Bond Index gained 3.99% over the same period.

AN UNUSUAL TREASURY BOND MARKET

Price movement this year in the longer maturities of the Treasury bond market this year was governed by an unusual factor. On January 13 the Department of the Treasury formally announced its plan to repurchase outstanding U.S. Treasury securities, saying it would buy back as much as $30 billion of these securities during the year 2000. The buybacks during the first half of this year focused primarily on the longer maturity issues bearing high interest rates. Through this process the Treasury Department plans to substantially reduce the Federal government's annual interest expenses.

The result for fixed income markets was an outsized gain in the price of long-maturity Treasury bonds while corporate bonds, which didn't benefit from the "buyback" effect, have lagged in total return. Steps taken by the Federal Reserve Bank to increase interest rates pushed up yields on most fixed instruments, but Treasury issues subject to the buyback process escaped most of this impact.

RESULTS OF MERGER AND STRUCTURE OF THE COMBINED PORTFOLIO

In the process of merging the three portfolios a number of investment grade and high yield bonds were sold. While some losses were incurred in these sales, we completed the restructuring with a portfolio which we believe will be a solid performer during the second half of the year.

At the close of June the Diversified Income Series was comprised of 35% mortgage-backed securities, 27% Federal agency issues, 16% investment grade and Yankee corporate bonds, 17% U.S. Treasury securities, and 5% high yield corporate bonds. We plan to bring this mixture more closely in line with that of the benchmark index over the coming months. At this time the Lehman Aggregate Bond Index consists of 23% investment grade corporates, 30% Treasuries, 10% Federal agencies, and 37% mortgage-backed issues.

The focus in the corporate bond portion of the portfolio will continue to be on quality investment-grade companies with maturities primarily in the ten year or lower range. We will use Treasury and Federal agency securities to fill in the longer part of the maturity range, since these issues are less subject to event risk that sometimes occurs with an issue in the corporate market spectrum.

HIGH YIELD BONDS WERE WEAK IN THE FIRST HALF

Prior to the merger, the high yield bond portions of the various portfolios reduced overall return. High yield bonds tend to follow price movements in the stock markets as well as in the bond markets, and many stock indexes were negative in the first half of the year. In January, high yield issues made up about 14% of assets in the former Corporate Bond Series and about 20% of the old Limited Maturity Series. Because of their continuing underperformance, we reduced the high yield position in the newly combined Series to its current 5% weighting and plan to keep it generally between 5% and 10% of assets.

OUTLOOK FOR FIXED INCOME MARKETS

We believe the Federal Reserve Bank is near the end of its cycle of interest rate increases. Once the economy exhibits solid evidence of slowing, as the Fed intends, bonds should enjoy a period of price recovery. Because corporate, mortgage-backed, and Federal agency securities

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            MANAGER'S COMMENTARY (CONTINUED)

            SECURITY INCOME FUND DIVERSIFIED INCOME SERIES

            JUNE 30, 2000

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have suffered more than Treasuries so far this year, when the recovery is underway, they should outperform during the upward price moves. Interest rate spreads on these categories of bonds currently stand at historically wide levels over comparable-maturity Treasury bonds. These spreads are expected to narrow sharply when bond prices begin to recover.

Sincerely,

Steven M. Bowser

Christopher L. Phalen

Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

                           DIVERSIFIED INCOME SERIES
                                    6/30/00

                                  [BAR GRAPH]

                           DIVERSIFIED INCOME SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

       CLASS A SHARES                CLASS B SHARES          CLASS C SHARES
1 Year                 -2.52%      1 Year      -3.76%      Since        0.35%
5 Years                 4.38%      5 Years      3.94%      Inception
10 Years                6.28%      Since        3.32%      (5-1-00)
                                   Inception
                                   (10-19-93)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. For Class C shares the figures reflect deduction of the 1% contingent deferred sales charge. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                        5
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            MANAGER'S COMMENTARY

            SECURITY INCOME FUND HIGH YIELD SERIES

            JUNE 30, 2000

[TOUSSAINT PHOTO]
            David G. Toussaint

TO OUR SHAREHOLDERS:

The High Yield Series of Security Income Fund generated a total return of -1.99% during the first half of this year, compared to the -1.21% produced by the benchmark Lehman Brothers Corporate High Yield Index.(1) As you know, high yield bonds often track the stock markets more closely than the bond markets. In the six months just completed, many stock market indexes produced negative results as well.

A RECAP OF THE FIRST HALF

The high yield bond markets in general declined through most of the first five months of 2000. June brought a reversal, with bond prices rising as investors perceived that the Federal Reserve Bank was at or near the end of its cycle of raising interest rates. After several months of outflows of cash from high yield mutual funds, money started returning to these funds when yields became more attractive on a historic basis.

When investor interest was rekindled and cash flows increased late in the first half, many corporate treasurers moved quickly to the high yield markets with offerings of new bond issues. These new issues were mostly from higher quality, more established high yield companies and were very well received by investors. This increase in supply, however, may dampen investors' enthusiasm in the coming months if it keeps bond prices from improving as much as they would have in its absence.

DEFAULT RATES HAVE RISEN

Throughout 1997 and 1998 high yield bond issuance was heavy, meeting the demands of investors looking for yield. We now are seeing the darker side of this abundant new issuance, with default rates among high yield companies rising in recent months. Nursing home operators Genesis Health Ventures Inc. and Multicare Companies Inc. both announced that they would be unable to meet regular coupon interest payments that came due in March and April. Both companies were hurt by federal legislation which cut their Medicare reimbursement payments.

Oakwood Homes Corporation, a producer of manufactured homes, reported a greater than expected quarterly loss and a sharp decline in sales. Their increasing lack of financial flexibility led to a downgrade in the company's securities. American Eco Corporation, which outsources services to the energy and power generation industries, said in its quarterly report released in April that it was not in compliance with some of its credit covenants.

STRONG PERFORMANCE FROM ENERGY, GAMING, AND TECHNOLOGY

But there is much good news among our portfolio holdings as well. Energy-related companies saw their bond prices rise substantially as the price of crude oil climbed from $21 at the beginning of the year to $32 at the end of the first half. Among these companies, we own securities issued by Ocean Energy Corporation, Crown Central Petroleum Corporation, and Giant Industries, Inc.

In the leisure sector many gaming companies benefited from increased cash flows attributed to the strong economy. We concentrated on the higher quality BB-rated issues, and saw nice price gains in many of these names. Included in this group are bonds issued by MGM Grand, Inc., Harrah's Entertainment, Inc., Park Place Entertainment Corporation (which operates under the brand names Bally's, Caesars, Flamingo, Grand, and Hilton), and Isle of Capri Casinos, Inc.

The third group which proved beneficial in the first half is technology. Amkor Technology, Inc., provides semiconductor packaging and test services. Orius Corporation operates in the telecommunications service arena, laying

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                                        6
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            MANAGER'S COMMENTARY (CONTINUED)

            SECURITY INCOME FUND HIGH YIELD SERIES

            JUNE 30, 2000

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cable and installing premise wiring as well as providing outsourcing services.

HIGH YIELD MARKETS APPEAR TO HAVE STABILIZED

Our cash positions have been a bit higher than usual throughout the first half of the year, reflecting our caution about investing in a somewhat shaky market. In recent weeks, however, the high yield markets seem to be more stable, particularly following the positive movements in the stock markets. We plan to put the cash to work as appropriate opportunities arise, concentrating on BB rated credits and better single-B rated names. We believe the Federal Reserve Bank is near the conclusion of its cycle of interest rate increases, and high yield bonds should perform well when interest rates begin declining.

Sincerely,

David G. Toussaint

Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers and/or reimbursements reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

                               HIGH YIELD SERIES
                                    6/30/00

                                  [BAR GRAPH]

                               HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                              AS OF JUNE 30, 2000

       CLASS A SHARES               CLASS B SHARES           CLASS C SHARES
1 Year                 -7.74%    1 Year         -8.71%    Since          -0.80%
Since Inception (8-     3.75%    Since           3.49%    Inception (5-
15-96)                           Inception (8-            1-00)
                                 15-96)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. For Class C shares the figures reflect deduction of the 1% contingent deferred sales change. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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            MANAGER'S COMMENTARY

            SECURITY CASH FUND

            JUNE 30, 2000

TO OUR SHAREHOLDERS:

During the first half of this year, as in the second half of 1999, money market funds were the only fixed income sector to benefit from the Federal Reserve Bank's series of interest rate increases. Higher interest rates increased the return of the Fund without damaging your invested principal. The seven-day annualized yield of the Fund at June 30 was 5.73%, up from 5.28% at the close of last year. The total return for the six month period ended June 30, 2000 was 2.59%, close to the 2.66% average of its Lipper peer group of funds.(1)

SHORT TERM INTEREST RATES RISE WITH THE FED'S ACTIONS

When the Federal Reserve's policy-making Open Market Committee (FOMC) announces increases in its target interest rates, it is referring to the Federal funds rate, which is the rate at which banks lend money to each other on an overnight basis. The FOMC often increases its discount rate as well; this is the rate at which the Federal Reserve Bank lends funds to member banks. Both of these rates are short term; consequently, the impact on money market instruments is immediate. In fact, many times investors in money market instruments anticipate the likelihood that the FOMC will increase rates and force up the rates on money market instruments ahead of the actual announcement.

CHARACTERISTICS OF PORTFOLIO ASSETS

In periods when interest rates are rising, we believe it is prudent to keep the average maturity of the securities in the portfolio shorter than usual in order to more quickly take advantage of higher rates. The average maturity of the holdings in Security Cash Fund at June 30, 2000 was 39.5 days, compared with the 52 day average maturity of the benchmark Money Fund Report.

The portfolio is currently made up of 53.5% commercial paper, 19.4% Federal agency discount notes and securities, 4.9% SBA issues, 1.7% floating rate government securities, 8.4% funding agreements, and 12.1% Sallie Mae floating rate issues. A broadly diversified portfolio such as this gives us more flexibility to adjust in a rising interest rate environment.

OUTLOOK FOR THE SECOND HALF OF 2000

We believe the Federal Reserve is at or near the end of its cycle of interest rate increases. We are monitoring economic and market conditions carefully and plan to lengthen our maturities a bit when rates begin to come down. By doing this, we can retain the benefits of today's higher rates for a longer period of time. As usual, we continue to compare rates paid on various money market instruments in order to take advantage of the best offerings.

Sincerely,

Fixed Income Team

(1) An investment in the Security Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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                                        8
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            SCHEDULE OF INVESTMENTS

            JUNE 30, 2000 (UNAUDITED)

SECURITY MUNICIPAL BOND FUND
                                    PRINCIPAL      MARKET
MUNICIPAL BONDS                       AMOUNT        VALUE
------------------------------------------------------------
CALIFORNIA - 15.0%
Los Angeles County, California
  Metro Authority, 5.625% -
  2018............................  $1,000,000   $ 1,004,530
Los Angeles, California Wastewater
  System Revenue, 6.00% - 2014....  1,100,000      1,145,133
Sacramento County Sanitation
  Revenue, 5.875% - 2027..........    550,000        551,920
                                                 -----------
                                                   2,701,583
ILLINOIS - 15.3%
Chicago, Illinois Board of
  Education - General Obligation,
  5.75% - 2027....................    250,000        245,120
Chicago, Illinois Midway Airport
  Revenue, 5.625% - 2029..........    250,000        235,650
Cook County, Illinois General
  Obligation, 5.625% - 2016.......    275,000        276,471
DuPage County, Illinois Stormwater
  Project Refunding, 5.60% -
  2021............................  1,000,000        989,190
Winnebago County, Illinois School
  District No. 122, 0.00% -
  2014(3).........................  2,155,000      1,003,648
                                                 -----------
                                                   2,750,079
KANSAS - 1.4%
Wyandotte County, Kansas City,
  Kansas Government Utility
  System, 5.75% - 2024............    250,000        249,330
LOUISIANA - 3.6%
East Baton Rouge Louisiana Solid
  Waste - Exxon Mobil Corporation,
  4.60% - 2028(2).................    650,000        650,000
MASSACHUSETTS - 1.9%
Massachusetts State Water
  Pollution Abatement Trust, 5.75%
  - 2029..........................    350,000        345,597
MISSOURI - 2.9%
Kansas City, Missouri Port
  Authority Riverfront Park, 5.75%
  - 2005..........................    500,000        511,070
NEVADA - 5.5%
Clark County, Nevada School
  District, Series A, 5.50% -
  2016............................  1,000,000        995,770
NEW JERSEY - 5.9%
North Brunswick Township, New
  Jersey Board of Education, 6.30%
  - 2013..........................  1,000,000      1,059,350


                                    PRINCIPAL      MARKET
MUNICIPAL BONDS (CONTINUED)           AMOUNT        VALUE
------------------------------------------------------------
NEW YORK - 18.5%
New York City Municipal Water
  Finance Authority, 5.50% -
  2023............................  $ 250,000    $   238,108
New York State Dorm Authority
  Revenue North Shore, 5.50% -
  2012............................  1,000,000      1,026,990
New York State Dorm Authority,
  5.50% - 2026....................    200,000        189,438
New York State Local Government
  Assistance Corporation, 6.00% -
  2016............................    205,000        210,232
New York State Mortgage Agency,
  6.125% - 2030...................    500,000        498,030
New York State Urban Development,
  5.375% -2025....................    700,000        658,728
Triborough Bridge and Tunnel
  Authority, New York,
  5.50% - 2017....................    250,000        250,477
Triborough Bridge and Tunnel
  Authority, New York Series Y,
  5.50% - 2017....................    250,000        250,477
                                                 -----------
                                                   3,322,480
PENNSYLVANIA - 5.4%
Delaware Valley Pennsylvania
  Regional Financial Authority,
  5.50% - 2028....................  1,000,000        965,850
TENNESSEE - 3.1%
Memphis-Shelby County, Tennessee
  Airport Authority, 6.00% -
  2024............................    300,000        302,085
Tennessee Housing Development
  Agency, 6.35% - 2031............    250,000        252,485
                                                 -----------
                                                     554,570
TEXAS - 3.1%
Gulf Coast Waste Disposal
  Authority Texas Environmental,
  4.60% - 2030(2).................    300,000        300,000
Lower Colorado River Authority
  Texas Revenue, 6.00% - 2013.....    250,000        263,500
                                                 -----------
                                                     563,500

                            See accompanying notes.
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            SCHEDULE OF INVESTMENTS (CONTINUED)

            JUNE 30, 2000 (UNAUDITED)

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
SECURITY MUNICIPAL BOND FUND
(CONTINUED)
                                    PRINCIPAL
                                      AMOUNT
                                    OR NUMBER      MARKET
MUNICIPAL BONDS (CONTINUED)         OF SHARES       VALUE
------------------------------------------------------------
WASHINGTON - 19.5%
Island County Washington School
  District South Whidbey, 6.75% -
  2007............................  $1,000,000   $ 1,109,280
King County, Washington General
  Obligation, 6.25% - 2034........  $1,000,000     1,063,850
Seattle, Washington General
  Obligation, 5.75% - 2028........  $ 250,000        246,577
Washington Public Power Supply
  System Revenue Nuclear Project
  #2, 6.30% - 2012................  $1,000,000     1,084,270
                                                 -----------
                                                   3,503,977
                                                 -----------
  Total investments - 101.1%..................    18,173,156
  Liabilities, less cash and other assets -
    (1.1%)....................................      (202,614)
                                                 -----------
  Total net assets - 100.0%...................   $17,970,542
                                                 ===========

SECURITY INCOME FUND -
DIVERSIFIED INCOME SERIES
CORPORATE BONDS
---------------
AUTOMOTIVE - 0.6%
Federal-Mogul Corporation, 7.875%
  - 2010..........................  $ 275,000    $   191,812
Mark IV Industries, 7.75% -
  2006............................  $ 250,000        247,813
                                                 -----------
                                                     439,625
BANKING - 0.7%
Bank of New York Company, Inc.,
  6.50% - 2003....................  $ 100,000         96,875
BF Saul Reit, 9.75% - 2008........  $  13,000         11,213
First Union Corporation, 8.125% -
  2002............................  $ 110,000        110,962
Golden State Holdings, 7.125% -
  2005............................  $  25,000         22,313
Washington Mutual Capital I,
  8.375% - 2027(1)................  $ 300,000        267,000
                                                 -----------
                                                     508,363
BASIC INDUSTRY - OTHER - 0.7%
Pioneer Hi Bred International,
  Inc., 5.75% - 2009..............  $ 575,000        521,813
BEVERAGE - 0.5%
Anheuser-Busch Companies, Inc.,
  7.10% - 2007....................  $ 400,000        392,500
BROKERAGE - 1.8%
SI Financing, Inc., 9.50% -
  2026(1).........................     53,470      1,350,118

SECURITY INCOME FUND -
DIVERSIFIED INCOME SERIES (CONTINUED)
                                    PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)           AMOUNT        VALUE
------------------------------------------------------------
BUILDING MATERIALS - 1.6%
LaFarge Corporation,
  6.375% - 2005...................  $ 650,000    $   606,125
Vulcan Materials Company, 5.75% -
  2004............................    600,000        575,250
                                                 -----------
                                                   1,181,375
CONGLOMERATES - 0.7%
Honeywell International, 7.50% -
  2010............................    500,000        501,250
CONSTRUCTION MACHINERY - 0.6%
AGCO Corporation, 8.50% - 2006....    275,000        252,656
Sequa Corporation, 9.00% - 2009...    175,000        168,000
                                                 -----------
                                                     420,656
CONSUMER CYCLICAL - OTHER - 0.0%
American Eco Corporation, 9.625% -
  2008............................     25,000          1,000
ENERGY - INDEPENDENT - 0.3%
Seagull Energy Corporation, 8.625%
  - 2005..........................    250,000        245,000
ENERGY - OTHER - 0.0%
P&L Coal Holdings Corporation,
  8.875% - 2008...................     25,000         23,563
ENERGY - REFINING - 0.2%
Vastar Resources, Inc., 8.75% -
  2005............................    150,000        158,250
FINANCIAL COMPANIES - 1.7%
CB Richard Ellis Service, 8.875% -
  2006............................    175,000        148,750
Countrywide Capital, 8.00% -
  2026............................    300,000        248,250
Household Finance Corporation,
  8.00% - 2004....................    150,000        151,312
PNC Funding Corporation, 7.75% -
  2004............................    700,000        703,500
                                                 -----------
                                                   1,251,812
GAMING - 0.2%
Park Place Entertainment, 7.875% -
  2005............................    175,000        164,500
HEALTHCARE - 0.0%
Tenet Healthcare, 8.125% - 2008...     25,000         22,875
HOME CONSTRUCTION - 0.3%
MDC Holdings, 8.375% - 2008.......    137,000        121,245
Oakwood Homes Corporation, 8.125%
  - 2009..........................    250,000         86,250
                                                 -----------
                                                     207,495

                            See accompanying notes.
--------------------------------------------------------------------------------

            JUNE 30, 2000 (UNAUDITED)

c-------------------------------------------------------------------------------

SECURITY INCOME FUND -
DIVERSIFIED INCOME SERIES (CONTINUED)
                                    PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)           AMOUNT        VALUE
------------------------------------------------------------
INSURANCE - LIFE - 0.1%
Transamerica Capital II, 7.65% -
  2026............................  $ 100,000    $    90,125
LODGING - 0.2%
HMH Properties, 7.875% - 2008.....    200,000        179,500
MEDIA - CABLE - 1.6%
Adelphia Communications, 8.375% -
  2008............................     25,000         22,094
Century Communications, 8.375% -
  2007............................    275,000        244,062
Comcast Corporation, 9.125% -
  2006............................    100,000        105,000
Jones Intercable, Inc., 7.625% -
  2008............................    275,000        268,469
Lenfest Communications, Inc.,
  10.50% - 2006...................    250,000        279,062
Rogers Cablesystems, Ltd., 9.625%
  - 2002..........................    175,000        175,875
Time Warner Entertainment, 10.15%
  - 2012..........................    110,000        127,875
                                                 -----------
                                                   1,222,437
MEDIA - NON-CABLE - 0.6%
KIII Communications Corporation,
  10.25% - 2004...................    375,000        375,000
News America Holdings, 8.625% -
  2003............................     75,000         76,500
USA Networks, 6.75% - 2005........     25,000         23,719
                                                 -----------
                                                     475,219
METALS - 0.1%
California Steel Industries, 8.50%
  - 2009..........................     25,000         22,875
WHX Corporation, 10.50% - 2005....     25,000         19,500
                                                 -----------
                                                      42,375
OIL FIELD SERVICES - 0.4%
Transocean Offshore, Inc., 8.00% -
  2027............................    300,000        295,125
PACKAGING - 0.0%
Ball Corporation, 7.75% - 2006....     25,000         23,500
RETAILERS - 0.9%
Sears & Roebuck Company, 6.41% -
  2001............................    150,000        148,875
Tandy Corporation, 6.95% - 2007...    400,000        382,500
Zale Corporation, 8.50% - 2007....    125,000        117,500
                                                 -----------
                                                     648,875


                                    PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)           AMOUNT        VALUE
------------------------------------------------------------
------------------------------------------------------------
SUPERMARKETS - 0.1%
Safeway, Inc., 6.50% - 2008.......  $ 100,000    $    92,000
TECHNOLOGY - 0.6%
Electronic Data Systems, 7.125% -
  2009............................    500,000        486,250
TELECOMMUNICATIONS - 1.3%
AT&T Corporation, 7.00% - 2005....    200,000        196,250
ALESTRA S.A., 12.625% - 2009......     25,000         22,594
GTE Corporation, 7.51% - 2009.....    500,000        490,625
Mastec, Inc., 7.75% - 2008........    150,000        138,000
New Jersey Bell Telephone, 6.625%
  - 2008..........................    150,000        143,062
                                                 -----------
                                                     990,531
TOBACCO - 0.1%
Dimon, Inc., 8.875% - 2006........     50,000         45,187
TRANSPORTATION - AIRLINES - 0.6%
Southwest Airlines Company, 7.875%
  - 2007..........................    450,000        450,000
UTILITIES - ELECTRIC - 0.3%
CMS Energy Corporation, 6.75% -
  2004............................     25,000         23,156
Calpine Corporation, 8.75% -
  2007............................     25,000         24,281
Consolidated Edison Company,
  6.625% - 2002...................    150,000        148,875
                                                 -----------
                                                     196,312
UTILITIES - NATURAL GAS - 0.3%
MCN Investment Corporation, 6.32%
  - 2003..........................    225,000        213,469
YANKEE - CANADIANS - 0.2%
Province of Quebec, 8.625% -
  2005............................    150,000        157,500
YANKEE - CORPORATE - 2.6%
ABN AMRO Bank N.V., 7.55% - 2006..    600,000        597,000
Abbey National plc, 6.69% -
  2005............................    300,000        287,625
BCH Cayman Islands, Ltd., 7.70% -
  2006............................    300,000        295,125
Den Danske Bank, 7.40% - 2010.....    100,000         95,375
Vodafone Airtouch plc, 7.625% -
  2005............................    700,000        700,875
                                                 -----------
                                                   1,976,000
                                                 -----------
  Total corporate bonds - 19.9%...............    14,974,600

                            See accompanying notes.
--------------------------------------------------------------------------------

            JUNE 30, 2000 (UNAUDITED)

c-------------------------------------------------------------------------------

SECURITY INCOME FUND -
DIVERSIFIED INCOME SERIES (CONTINUED)
                                    PRINCIPAL      MARKET
MORTGAGE BACKED SECURITIES            AMOUNT        VALUE
------------------------------------------------------------
NON-AGENCY SECURITIES - 2.2%
Chase Commercial Mortgage
  Securities Corporation, 1997-1
  B, 7.37% - 2007 CMO.............  $1,500,000   $ 1,484,356
Chase Commercial Mortgage
  Securities Corporation, 1998-1
  B, 6.56% - 2008 CMO.............    225,000        211,536
Global Rate Eligible Asset Trust
  1998-A, 7.33% - 2006............     44,203          9,725
                                                 -----------
Total mortgage backed securities - 2.2%.......     1,705,617

U.S. GOVERNMENT &
GOVERNMENT AGENCY SECURITIES
----------------------------
FEDERAL HOME LOAN BANKS - 3.2%
  6.75% - 2002....................  1,500,000      1,495,830
  6.375% - 2006...................    800,000        772,984
  8.29% - 2015....................    150,000        164,401
                                                 -----------
                                                   2,433,215
FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.2%
  FHR #1311 J, 7.50% - 2021 CMO...  1,150,000      1,152,415
  FHG #42 K, 8.00% - 2024 CMO.....     57,524         56,978
  FHR #1930 AB, 7.50% - 2023 CMO..    187,225        187,681
  FHLMC, 5.75% - 2003.............    150,000        144,894
  FHLMC, 7.00% - 2003.............  1,500,000      1,500,000
  FHLMC, 6.25% - 2004.............    650,000        632,125
  FHLMC, 6.625% - 2009............  1,000,000        965,000
                                                 -----------
                                                   4,639,093
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.3%
  FNR #1990-108 G, 7.00% - 2020
    CMO...........................    479,487        467,183
  FNMA, 6.53% - 2001(2)...........  1,000,000        999,460
  FNMA, 5.45% - 2003..............    100,000         95,433
  FNMA, 6.50% - 2004..............  1,250,000      1,225,750
  FNMA, 7.40% - 2004..............    600,000        607,212
  FNMA, 7.49% - 2005..............    285,000        289,908
  FNMA, 7.65% - 2005..............    250,000        256,047
  FNMA, 7.875% - 2005.............    500,000        516,380
  FNMA, 6.00% - 2008..............    400,000        372,292
  FNMA, 6.375% - 2009.............  1,500,000      1,421,490
  FNMA, 6.625% - 2009.............  1,000,000        965,000
  FNMA, 7.125% - 2030.............  2,250,000      2,255,557
  FNMA, 7.25% - 2030..............  1,500,000      1,526,250
  FNMA, 8.00% - 2030..............  2,000,100      2,008,974
                                                 -----------
                                                  13,006,936
FINANCING CORPORATION - 0.8%
  FICO, 9.65% - 2018..............    500,000        623,750


U.S. GOVERNMENT &
GOVERNMENT AGENCY SECURITIES        PRINCIPAL      MARKET
(CONTINUED)                           AMOUNT        VALUE
------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
  25.5%
  GNMA #313107, 7.00% - 2022......  $ 708,120    $   697,215
  GNMA #328618, 7.00% - 2022......    201,131        197,432
  GNMA #352022, 7.00% - 2023......    644,578        626,852
  GNMA #369303, 7.00% - 2023......    710,491        698,363
  GNMA #347017, 7.00% - 2024......    348,986        342,177
  GNMA #371006, 7.00% - 2024......    193,169        189,688
  GNMA #371012, 7.00% - 2024......    359,646        352,698
  GNMA #411643, 7.75% - 2025......    241,199        241,551
  GNMA #780454, 7.00% - 2026......    719,830        700,481
  GNMA #464356, 6.50% - 2028......    723,408        688,041
  GNMA #462680, 7.00% - 2028......    916,174        893,783
  GNMA #482668, 7.00% - 2028......  1,159,239      1,130,687
  GNMA #494109, 7.50% - 2029......  1,512,787      1,502,076
  GNMA #491492, 7.50% - 2029......    949,018        942,422
  GNMA #510704, 7.50% - 2029......  1,379,578      1,369,756
  GNMA #518436, 7.25% - 2029......    992,303        975,018
  GNMA #781079, 7.50% - 2029......    580,080        576,356
  GNMA #479229, 8.00% - 2030......    997,781      1,008,377
  GNMA #508342, 8.00% - 2030......  1,498,807      1,514,725
  GNMA #479232, 8.00% - 2033......    992,993      1,003,529
  GNMA #365608, 7.50% - 2034......    513,574        510,420
  GNMA II #1260, 7.00% - 2023.....    141,936        138,893
  GNMA II #1849, 8.50% - 2024.....    133,288        136,331
  GNMA II #2270, 8.00% - 2026.....    242,914        244,111
  GNMA II #2320, 7.00% - 2026.....    306,204        298,680
  GNMA II #2445, 8.00% - 2027.....    292,657        294,114
  GNMA II #2616, 7.00% - 2028.....    452,950        440,082
  GNMA II #2689, 6.50% - 2028.....    365,161        346,059
  GNMA II #2909, 8.00% - 2030.....    997,315      1,002,610
  GNMA II #9365, 8.25% - 2026.....    149,602        152,241
                                                 -----------
                                                  19,214,768
PRIVATE EXPORT FUNDING CORPORATION - 0.6%
  7.01% - 2004....................    350,000        349,563
  6.31% - 2004....................    100,000         97,375
                                                 -----------
                                                     446,938
STUDENT LOAN MARKETING ASSOCIATION - 0.6%
  9.25% - 2004....................    420,000        450,950
TENNESSEE VALLEY AUTHORITY - 1.2%
  6.75% - 2025....................    500,000        466,875
  6.00% - 2013....................    500,000        449,375
                                                 -----------
                                                     916,250
U.S. DEPARTMENT OF HOUSING AND URBAN
  DEVELOPMENT - 1.7%
  6.93% - 2013....................  1,340,000      1,271,033

                            See accompanying notes.
--------------------------------------------------------------------------------

            JUNE 30, 2000 (UNAUDITED)

c-------------------------------------------------------------------------------

SECURITY INCOME FUND -
DIVERSIFIED INCOME SERIES (CONTINUED)
                                    PRINCIPAL
U.S. GOVERNMENT &                     AMOUNT
GOVERNMENT AGENCY SECURITIES        OR NUMBER      MARKET
(CONTINUED)                         OF SHARES       VALUE
------------------------------------------------------------
U.S. TREASURY BONDS - 4.0%
  6.25% - 2023....................  $1,500,000   $ 1,509,375
  6.125% - 2029...................  $1,500,000     1,516,305
                                                 -----------
                                                   3,025,680
U.S. TREASURY NOTES - 11.8%
  6.375% - 2001...................  $1,000,000       998,750
  6.375% - 2002...................  $1,700,000     1,697,875
  6.38% - 2002....................  $1,500,000     1,497,645
  6.50% - 2002....................  $1,100,000     1,100,682
  6.25% - 2003....................  $1,500,000     1,495,770
  6.25% - 2007....................  $1,500,000     1,501,395
  8.75% - 2008....................  $ 600,000        639,558
                                                 -----------
                                                   8,931,675
                                                 -----------
  Total U.S. government & government agency
    securities - 72.9%........................    54,960,288
                                                 -----------
  Total investments - 95.0%...................    71,640,505
  Cash and other assets, less liabilities -
    5.0%......................................     3,747,584
                                                 -----------
  Total net assets - 100.0%...................   $75,388,089
                                                 ===========
SECURITY INCOME FUND -
HIGH YIELD SERIES
CORPORATE BONDS
---------------
AEROSPACE/DEFENSE - 0.6%
Burke Industries, Inc., 10.00% -
  2007............................  $ 175,000    $    61,688
AUTOMOTIVE - 1.1%
Federal-Mogul Corporation, 7.50% -
  2009............................  $  75,000         51,469
  7.875% - 2010...................  $ 100,000         69,750
                                                 -----------
                                                     121,219
BANKING - 2.2%
BF SAUL REIT, 9.75% - 2008........  $  75,000         64,688
FCB/NC Capital Trust I, 8.05% -
  2028............................  $  50,000         41,312
Homeside, Inc., 11.25% - 2003.....  $ 125,000        135,312
                                                 -----------
                                                     241,312
BEVERAGES - 1.8%
Canandaigua Brands, 8.625% -
  2006............................  $ 100,000         98,750
Delta Beverage Group, 9.75% -
  2003............................  $ 100,000         94,375
                                                 -----------
                                                     193,125
BROKERAGE - 0.9%
S I Financing Trust I, 9.50% -
  2026(1).........................      4,000        101,000

SECURITY INCOME FUND -
HIGH YIELD SERIES (CONTINUED)
                                    PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)           AMOUNT        VALUE
------------------------------------------------------------
BUILDING MATERIALS - 3.7%
American Plumbing & Mechanical,
  Inc., 11.625% - 2008............  $ 200,000    $   186,500
Knoll, Inc., 10.875% - 2006.......    100,000        100,000
Nortek, Inc., 8.875% - 2008.......  125,000..        113,125
                                                 -----------
                                                     399,625
CONSTRUCTIONS MACHINERY - 4.2%
AGCO Corporation, 8.50% - 2006....    100,000         91,875
Columbus McKinnon Corporation,
  8.50% - 2008....................    125,000        107,500
Navistar International, 8.00% -
  2008............................     75,000         68,812
Sequa Corporation, 9.00% - 2009...    125,000        120,000
Titan Wheel International, Inc.,
  8.75% - 2007....................    100,000         62,000
                                                 -----------
                                                     450,187
CONSUMER CYCLICAL - OTHER - 0.0%
American Eco Corporation, 9.625% -
  2008*...........................    125,000          5,000
ELECTRIC - UTILITY - 3.7%
AES Corporation, 10.25% - 2006....    100,000         99,750
Calpine
  Corporation-Utility-Electric,
  8.75% - 2007....................    125,000        121,406
East Coast Power LLC,
  6.737% - 2008...................     92,171         86,756
  7.066% - 2012...................    100,000         92,000
                                                 -----------
                                                     399,912
ENERGY - INDEPENDENT - 0.7%
Seagull Energy Corporation, 8.625%
  - 2005..........................     75,000         73,500
ENERGY - OTHER - 0.7%
P & L Coal Holdings Corporation,
  8.875% - 2008...................     75,000         70,688
ENERGY - REFINING - 2.2%
Crown Central Petroleum
  Corporation, 10.875% - 2005.....    140,000        121,450
Giant Industries, Inc., 9.00% -
  2007............................    125,000        113,438
                                                 -----------
                                                     234,888
ENTERTAINMENT - 0.7%
Premier Parks, 9.75% - 2007.......     75,000         72,469
FINANCIAL COMPANIES - 1.5%
CB Richard Ellis Services, Inc.,
  8.875% - 2006...................     75,000         63,750
Dollar Financial Group, Inc.,
  10.875% - 2006..................    100,000         97,000
                                                 -----------
                                                     160,750

                            See accompanying notes.
--------------------------------------------------------------------------------

            JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

SECURITY INCOME FUND -
HIGH YIELD SERIES (CONTINUED)
                                    PRINCIPAL      MARKET
   CORPORATE BONDS (CONTINUED)        AMOUNT        VALUE
------------------------------------------------------------
FOOD - 1.2%
Nash-Finch Company, 8.50% -
  2008............................  $ 200,000    $   130,000
GAMING - 8.2%
Circus Circus Enterprise, 6.75% -
  2003............................    100,000         91,750
  9.25% - 2005....................     75,000         72,375
Harrahs Operating Company, Inc.,
  7.875% - 2005...................    150,000        141,000
Hollywood Park, Inc., 9.25% -
  2007............................    100,000         99,500
Isle of Capri Casinos, Inc., 8.75%
  - 2009..........................    100,000         92,500
MGM Grand, Inc., 6.95% - 2005.....    125,000        117,656
Mirage Resorts, Inc., 6.625% -
  2005............................    125,000        115,625
Park Place Entertainment
  Corporation, 7.875% - 2005......    175,000        164,500
                                                 -----------
                                                     894,906
HEALTH CARE - 2.6%
Genesis Health Ventures, Inc.,
  9.875% - 2009*..................    100,000         11,000
Multicare Companies, Inc., 9.00% -
  2007*...........................     75,000          4,500
Packard BioScience Company, 9.375%
  - 2007..........................     80,000         72,800
Prime Medical Services, Inc.,
  8.75% - 2008....................     75,000         62,250
Rural/Metro Corporation, 7.875% -
  2008............................    100,000         42,000
Tenet Healthcare Corporation,
  8.125% - 2008...................    100,000         91,500
                                                 -----------
                                                     284,050
HOME CONSTRUCTION - 2.9%
D.R. Horton, Inc., 8.375% -
  2004............................     75,000         70,875
Oakwood Homes Corporation, 8.125%
  - 2009..........................    200,000         69,000
Standard Pacific Corporation,
  8.50% - 2009....................    150,000        135,000
Toll Corporation, 7.75% - 2007....     50,000         44,750
                                                 -----------
                                                     319,625
INSURANCE - 0.7%
GENAMERICA Capital, Inc., 8.525% -
  2027............................     75,000         74,438
LODGING - 3.2%
HMH Properties, 7.875% - 2008.....    175,000        157,062
Vail Resorts, Inc., 8.75% -
  2009............................    200,000        186,000
                                                 -----------
                                                     343,062
MEDIA - CABLE - 3.5%
Adelphia Communications
  Corporation,
  9.50% - 2004....................  $  17,356    $    16,749
  8.375% - 2008...................    100,000         88,375
Century Communications
  Corporation, 9.50% - 2005.......    100,000         96,500
  8.375% - 2007...................     75,000         66,562
Diamond Holdings, 9.125% - 2008...    100,000         92,500
Rogers Cablesystems, 9.625% -
  2002............................     25,000         25,125
                                                 -----------
                                                     385,811
MEDIA - NONCABLE - 2.0%
Allbritton Communications Company,
  9.75% - 2007....................     75,000         72,000
Hollinger International
  Publishing, 8.625% - 2005.......     25,000         24,719
K-III Communications Corporation,
  10.25% - 2004...................     50,000         50,000
USA Networks, Inc., 6.75% -
  2005............................     75,000         71,156
                                                 -----------
                                                     217,875
METALS - 3.5%
AK Steel Corporation, 7.875% -
  2009............................     75,000         66,562
Bulong Operations, 12.50% -
  2008*...........................     75,000         35,812
California Steel Industries, 8.50%
  - 2009..........................    175,000        160,125
Wheeling-Pittsburgh Corporation,
  9.25% - 2007....................    100,000         76,500
WHX Corporation, 10.50% - 2005....     50,000         39,000
                                                 -----------
                                                     377,999
PACKAGING & CONTAINERS - 0.9%
Ball Corporation, 7.75% - 2006....    100,000         94,000
RETAILERS - 3.7%
Ames Department Stores, Inc.,
  10.00% - 2006...................    200,000        121,000
Musicland Group, Inc., 9.00% -
  2003............................    200,000        181,000
Zale Corporation, 8.50% - 2007....    100,000         94,000
                                                 -----------
                                                     396,000
SERVICES - 2.3%
Loewen Group Inc-Pats, 6.70% -
  2000*...........................    100,000         34,000
Protection One Alarm, 7.375% -
  2005............................    200,000        149,000
Unisys Corporation, 7.875% -
  2008............................     75,000         70,125
                                                 -----------
                                                     253,125
TECHNOLOGY - 1.8%
Amkor Technology, Inc., 9.25% -
  2006............................    200,000        197,250
TELECOMMUNICATIONS - 13.7%
Alestra SA, 12.625% - 2009........    200,000        180,750
Call-Net Enterprises, Inc., 9.375%
  - 2009..........................    100,000         61,500

                            See accompanying notes.
--------------------------------------------------------------------------------

            JUNE 30, 2000 (UNAUDITED)

c-------------------------------------------------------------------------------

SECURITY INCOME FUND -
HIGH YIELD SERIES (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT
                                    OR NUMBER      MARKET
CORPORATE BONDS (CONTINUED)         OF SHARES       VALUE
------------------------------------------------------------
Crown Castle International
  Corporation, 10.75% - 2011......  $ 100,000    $   101,375
Exodus Communications, Inc.,
  11.625% - 2010..................  $ 200,000        201,000
McLeodUSA, Inc., 8.375% - 2008....  $ 150,000        138,000
MJD Communications Inc., 9.50% -
  2008............................  $ 150,000        133,500
Orius Capital Corporation, 12.75%
  - 2010..........................  $ 200,000        206,000
Pac-West Telecom, Inc., 13.50% -
  2009............................  $ 200,000        202,000
RCN Corporation, 10.00% - 2007....  $ 225,000        190,687
Satelites Mexicanos Inc., 10.125%
  - 2004..........................  $ 100,000         67,000
                                                 -----------
                                                   1,481,812
TEXTILES - 0.5%
WestPoint Steven, Inc., 7.875% -
  2008............................  $  75,000         59,625
TOBACCO - 0.4%
DIMON, Inc., 8.875% - 2006........  $  50,000         45,188
TRANSPORTATION - OTHER - 2.2%
Pegasus Aviation Lease
  Securitization, 5.878% - 2029...  $ 200,000        111,875
Teekay Shipping Corporation, 8.32%
  - 2008..........................  $ 135,000        124,200
                                                 -----------
                                                     236,075
                                                 -----------
  Total corporate bonds - 77.3%...............     8,376,204

PREFERRED STOCKS
----------------
BANKS AND CREDIT - 0.8%
California Federal Bank, 9.125%...      4,000         84,750
BROADCAST MEDIA - 1.3%
CSC Holdings Inc., 11.125%........        707         74,426
Primedia, Inc. Series D, 10.00%,
  2008,...........................        700         67,200
                                                 -----------
                                                     141,626
                                                 -----------
  Total preferred stocks - 2.1%...............       226,376

COMMON STOCKS
-------------
BROADCAST MEDIA - 0.2%
Infinity Broadcasting
  Corporation.....................        500         18,219


                                    PRINCIPAL
                                      AMOUNT
                                    OR NUMBER      MARKET
COMMON STOCKS (CONTINUED)           OF SHARES       VALUE
------------------------------------------------------------
ENTERTAINMENT - 0.0%
Golden Books Family Entertainment,
  Inc.*...........................      2,833    $     2,302
                                                 -----------
  Total common stocks - 0.2%..................        20,521
                                                 -----------
  Total investments - 79.6%...................     8,623,101
  Cash and other assets, less liabilities -
    20.4%.....................................     2,216,499
                                                 -----------
  Total net assets - 100.0%...................   $10,839,600
                                                 ===========

SECURITY CASH FUND
COMMERCIAL PAPER
----------------
ALCOHOLIC BEVERAGES - 2.5%
Anheuser-Busch Companies, Inc.,
  6.20%, 10-07-00.................  $1,500,000   $ 1,474,942
BEVERAGES - 2.7%
Coca-Cola Company,
  6.11%, 07-06-00.................  $1,100,000     1,099,067
  6.44%, 07-11-00.................  $ 500,000        499,106
                                                 -----------
                                                   1,598,173
BROKERAGE - 2.6%
Merrill Lynch & Company, Inc.,
  6.63%, 08-09-00.................  $ 300,000        297,845
  6.53%, 08-11-00.................  $ 286,000        283,873
  6.25%, 10-10-00.................  $1,000,000       982,465
                                                 -----------
                                                   1,564,183
BUSINESS SERVICES - 2.8%
General Electric Capital
  Corporation, 6.02%, 08-03-00....  $1,700,000     1,690,619
CHEMICALS - BASIC - 2.8%
DuPont (E.I.) De Nemours &
  Company, 6.61%, 08-28-00........  $1,700,000     1,681,896
COMBINATION GAS & ELECTRIC - 7.6%
Baltimore Gas & Electric Company,
  6.62%, 07-11-00.................  $1,400,000     1,397,426
Central Illinois Light Company,
  6.78%, 07-27-00.................  $ 800,000        796,083
  6.88%, 09-20-00.................  $ 475,000        467,647
Madison Gas & Electric Company,
  6.62%, 07-31-00.................  $ 700,000        696,138
South Carolina Electric & Gas
  Company, 07-14-00...............  $1,200,000     1,197,153
                                                 -----------
                                                   4,554,447

                            See accompanying notes.
--------------------------------------------------------------------------------

            JUNE 30, 2000 (UNAUDITED)

c-------------------------------------------------------------------------------

SECURITY CASH FUND
(CONTINUED)
                                    PRINCIPAL      MARKET
COMMERCIAL PAPER (CONTINUED)          AMOUNT        VALUE
------------------------------------------------------------
COMPUTER SOFTWARE - 2.5%
Honeywell International, Inc.,
  6.50%, 07-21-00.................  $1,500,000   $ 1,494,583
COMPUTER SYSTEMS - 0.7%
International Business Machines
  Corporation, 6.50%, 07-07-00....    400,000        399,568
ELECTRIC UTILITIES - 6.4%
Duke Energy Corporation, 6.10%,
  07-10-00........................  1,400,000      1,397,865
Potomac Electric Power Company,
  6.50%, 07-17-00.................    500,000        498,555
  6.53%, 07-28-00.................    400,000        398,041
Southern California Edison
  Company, 6.30%, 07-05-00........  1,500,000      1,498,950
                                                 -----------
                                                   3,793,411
ENTERTAINMENT - 2.5%
Walt Disney Company, 6.42%,
  07-21-00........................  1,500,000      1,494,650
FOOD PROCESSING - 3.3%
General Mills, 6.51%, 07-19-00....    900,000        897,071
McCormick & Company, Inc., 6.120%,
  09-15-00........................  1,100,000      1,085,602
                                                 -----------
                                                   1,982,673
INDUSTRIAL SERVICES - 0.5%
PPG Industries, Inc., 6.55%,
  07-25-00........................    300,000        298,690
PHARMACEUTICALS - 3.2%
Schering Corporation,
  6.30%, 08-01-00.................  1,400,000      1,392,405
  6.57%, 09-19-00.................    500,000        492,700
                                                 -----------
                                                   1,885,105
PHOTOGRAPH/IMAGING - 3.2%
Eastman Kodak Company,
  6.54%, 08-29-00.................  1,300,000      1,286,066
  6.58%, 09-01-00.................    600,000        593,201
                                                 -----------
                                                   1,879,267
PUBLISHING - 2.7%
McGraw-Hill Companies, Inc.,
  6.51%, 07-17-00.................  1,340,000      1,336,123
  6.52%, 08-16-00.................    300,000        297,501
                                                 -----------
                                                   1,633,624
RETAIL-DEPARTMENT STORES - 2.2%
May Department Stores, 6.51%,
  07-11-00........................  1,300,000      1,297,635


                                    PRINCIPAL      MARKET
COMMERCIAL PAPER (CONTINUED)          AMOUNT        VALUE
------------------------------------------------------------
------------------------------------------------------------
TELECOMMUNICATIONS - 5.1%
AT&T Corporation, 6.60%,
  07-31-00........................  $1,500,000   $ 1,491,750
Bellsouth Telecommunications, Inc.
  6.45%, 07-07-00.................    600,000        599,355
  6.53%, 07-28-00.................    600,000        597,061
  6.53%, 08-14-00.................    350,000        347,206
                                                 -----------
                                                   3,035,372
                                                 -----------
  Total commercial paper - 53.3%..............    31,758,838

U.S. GOVERNMENT & AGENCIES
--------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.1%
Federal National Mortgage
  Association,
  6.04%, 07-13-00.................  1,000,000        997,987
  6.53%, 08-31-00.................  2,500,000      2,472,338
  6.17%, 09-28-00.................  1,500,000      1,477,120
  6.51%, 09-28-00.................  1,125,000      1,106,894
  6.62%, 11-22-00.................  3,200,000      3,115,264
  6.84%, 05-17-01(2)..............  1,000,000      1,000,000
                                                 -----------
                                                  10,169,603
FREDDIE MAC - 4.0%
Freddie Mac, 6.08%, 07-27-00......  2,400,000      2,389,461
STUDENT LOAN MORTGAGE ASSOCIATION - 12.0%
Student Loan Mortgage Association,
  5.52%, 07-25-04(2)..............    639,922        639,922
  4.92%, 10-25-05(2)..............  1,282,256      1,276,246
  5.15%, 10-28-06(2)..............  1,000,000      1,000,000
  5.21%, 01-25-07(2)..............  1,407,242      1,404,383
  5.33%, 04-25-08(2)..............    847,530        847,530
  6.406%, 07-25-08(2).............  2,000,000      2,000,000
                                                 -----------
                                                   7,168,081
SMALL BUSINESS ASSOCIATION POOLS - 4.8%
  #503265, 7.000%, 07-25-17(2)....    487,335        486,117
  #501927, 7.750%, 07-25-17(2)....  1,143,738      1,154,530
  #503295, 6.500%, 09-25-18(2)....    275,124        275,296
  #502398, 6.625%, 09-25-18(2)....    133,564        134,064
  #503152, 5.875%, 11-25-20(2)....    444,953        444,953
  #503303, 6.500%, 04-25-21(2)....    396,931        397,180
                                                 -----------
                                                   2,892,140
                                                 -----------
  Total U.S. government & agencies - 37.9%....    22,619,285

                            See accompanying notes.
--------------------------------------------------------------------------------

            JUNE 30, 2000 (UNAUDITED)

c-------------------------------------------------------------------------------

SECURITY CASH FUND (CONTINUED)
                                    PRINCIPAL      MARKET
MISCELLANEOUS ASSETS                  AMOUNT        VALUE
------------------------------------------------------------
FUNDING AGREEMENTS - 8.4%
Security Life of Denver Insurance
  Company, 6.50625%,
  10-31-01(2).....................  $2,000,000   $ 2,000,000
Travelers Insurance Company,
  6.49630%, 08-21-01(2)...........  3,000,000      3,000,000
                                                 -----------
                                                   5,000,000
                                                 -----------
  Total investments - 99.6%...................    59,378,123
  Cash and other assets, less liabilities -
    0.4%......................................       257,608
                                                 -----------
  Total net assets - 100.0%...................   $59,635,731
                                                 ===========

    The identified cost of investments owned at June 30, 2000, was the same for federal income tax and book purposes.
    * Non-income producing.
    (1) Trust Preferred Securities -- Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.
    (2) Variable rate security.
    (3) Original issue discount bond, under terms of initial offering.

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            STATEMENTS OF ASSETS AND LIABILITIES

            JUNE 30, 2000
            (UNAUDITED)


                                                                                   SECURITY INCOME FUND
                                                                                --------------------------
                                                                  SECURITY      DIVERSIFIED       HIGH        SECURITY
                                                               MUNICIPAL BOND      INCOME         YIELD         CASH
                                                                    FUND           SERIES        SERIES         FUND
ASSETS
Investments, at value (identified cost: $18,046,193,
  $73,753,509, $10,202,192, and $59,378,123 respectively)...    $18,173,156     $ 71,640,505   $ 8,623,101   $59,378,123
Cash........................................................         35,095        2,982,348     2,209,225       347,710
Receivables:
  Securities sold...........................................             --               --            --        51,801
  Interest..................................................        286,592        1,049,869       215,968       164,489
Security Management Company.................................             --           43,936         5,260            --
Prepaid Expenses............................................         19,634           16,382        19,567        18,871
                                                                -----------     ------------   -----------   -----------
    Total assets............................................    $18,514,477     $ 75,733,040   $11,073,121   $59,960,994
                                                                -----------     ------------   -----------   -----------
LIABILITIES
Payable for:
  Securities purchased......................................    $   503,573     $         --   $   200,000   $        --
  Fund shares redeemed......................................             --           95,076            --            --
  Dividends payable to shareholders.........................             --               --            --       268,983
  Management fees...........................................          7,341           25,145         5,259        25,228
  Custodian fees............................................             --            5,645           873         1,819
  Transfer and administration fees..........................          2,031           21,943         1,408        18,253
  Professional fees.........................................          3,480            3,101         3,430         6,923
  12b-1 distribution plan fees..............................         21,569          178,475        21,936            --
  Miscellaneous fees........................................          5,941           15,566           615         4,057
                                                                -----------     ------------   -----------   -----------
    Total liabilities.......................................        543,935          344,951       233,521       325,263
                                                                -----------     ------------   -----------   -----------
NET ASSETS..................................................    $17,970,542     $ 75,388,089   $10,839,600   $59,635,731
                                                                ===========     ============   ===========   ===========
NET ASSETS CONSIST OF:
Paid in capital.............................................    $18,903,873     $ 94,475,537   $12,695,802   $59,635,731
Accumulated undistributed net investment income (loss)......          2,901           31,313        (3,859)           --
Accumulated undistributed net realized gain (loss) on sale
  of investments............................................     (1,063,195)     (17,005,757)     (273,252)           --
Net unrealized appreciation (depreciation) in value of
  investments...............................................        126,963       (2,113,004)   (1,579,091)           --
                                                                -----------     ------------   -----------   -----------
    Total net assets........................................    $17,970,542     $ 75,388,089   $10,839,600   $59,635,731
                                                                ===========     ============   ===========   ===========
CLASS "A" SHARES
Capital shares outstanding..................................      1,700,225       14,443,437       510,446    59,635,731
Net assets..................................................    $16,466,140     $ 65,023,266   $ 6,545,181   $59,635,731
                                                                -----------     ------------   -----------   -----------
Net asset value per share...................................    $      9.68     $       4.50   $     12.82   $      1.00
                                                                ===========     ============   ===========   ===========
Offering price per share (net asset value divided by
  95.25%)...................................................    $     10.16     $       4.72   $     13.46            --
                                                                ===========     ============   ===========   ===========
CLASS "B" SHARES
Capital shares outstanding..................................        154,991        2,278,344       335,431            --
Net assets..................................................    $ 1,504,402     $ 10,231,618   $ 4,291,428            --
Net asset value per share...................................    $      9.71     $       4.49   $     12.79            --
                                                                ===========     ============   ===========   ===========
CLASS "C" SHARES
Capital shares outstanding..................................             --           29,670           233            --
Net assets..................................................             --     $    133,205   $     2,991            --
Net asset value per share...................................             --     $       4.49   $     12.84            --
                                                                ===========     ============   ===========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            STATEMENTS OF OPERATIONS

            FOR THE SIX MONTHS ENDED JUNE 30, 2000
            (UNAUDITED)

                                                                                    SECURITY INCOME FUND
                                                                                  ------------------------
                                                                   SECURITY       DIVERSIFIED      HIGH        SECURITY
                                                                MUNICIPAL BOND      INCOME         YIELD         CASH
                                                                     FUND           SERIES        SERIES         FUND
INVESTMENT INCOME:
  Dividends.................................................       $     --       $       --     $   4,662    $       --
  Interest..................................................        514,257        1,265,340       487,549     1,813,398
                                                                   --------       ----------     ---------    ----------
    Total investment income.................................        514,257        1,265,340       492,211     1,813,398

EXPENSES:
  Management fees...........................................         45,616           67,150        32,050       147,773
  Custodian fees............................................             --            5,650         1,116         3,097
  Transfer/maintenance fees.................................          4,930           70,971         7,095        79,916
  Administration fees.......................................          8,211           15,328         4,807        13,299
  Directors' fees...........................................          7,344            2,236           526         5,968
  Professional fees.........................................          3,480            5,559         3,480         6,923
  Reports to shareholders...................................          3,128            1,641           970        13,264
  Registration fees.........................................         10,605           72,034         9,142        29,891
  Other expenses............................................            555              813           228         1,461
  12b-1 distribution plan fees..............................         28,471           60,410        29,184            --
                                                                   --------       ----------     ---------    ----------
                                                                    112,340          301,792        88,598       301,592
Less: Reimbursement of expenses.............................        (15,463)        (114,540)      (32,050)           --
                                                                   --------       ----------     ---------    ----------
  Total expenses............................................         96,877          187,252        56,548       301,592
                                                                   --------       ----------     ---------    ----------
    Net investment income...................................        417,380        1,078,088       435,663     1,511,806

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on investments...         18,105       (1,137,220)     (273,252)           --
Net change in unrealized appreciation (depreciation) during
  the period on investments.................................        363,912        1,281,199      (391,961)           --
                                                                   --------       ----------     ---------    ----------
  Net gain (loss)...........................................        382,017          143,979      (665,213)           --
                                                                   --------       ----------     ---------    ----------
    Net increase (decrease) in net assets resulting from
      operations............................................       $799,397       $1,222,067     $(229,550)   $1,511,806
                                                                   ========       ==========     =========    ==========

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            STATEMENTS OF CHANGES IN NET ASSETS

            FOR THE SIX MONTHS ENDED JUNE 30, 2000
            (UNAUDITED)

                                                                               SECURITY INCOME FUND
                                                                            --------------------------
                                                              SECURITY      DIVERSIFIED       HIGH        SECURITY
                                                           MUNICIPAL BOND      INCOME         YIELD         CASH
                                                                FUND           SERIES        SERIES         FUND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income....................................   $   417,380     $  1,078,088   $   435,663   $ 1,511,806
Net realized gain (loss).................................        18,105       (1,137,220)     (273,252)           --
Unrealized appreciation (depreciation) during the
  period.................................................       363,912        1,281,199      (391,961)           --
                                                            -----------     ------------   -----------   -----------
Net increase (decrease) in net assets resulting from
  operations.............................................       799,397        1,222,067      (229,550)    1,511,806

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A..............................................      (387,941)        (924,878)     (276,608)   (1,511,806)
    Class B..............................................       (28,027)        (129,537)     (164,738)           --
    Class C..............................................            --             (640)          (38)           --
                                                            -----------     ------------   -----------   -----------
    Total distributions to shareholders..................      (415,968)      (1,055,055)     (441,384)   (1,511,806)

NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  (NOTE 5) ..............................................    (1,703,549)       7,930,546       713,216     6,499,005
CORPORATE BOND & LIMITED MATURITY MERGER (COMPONENTS OF
  NET ASSETS OF LIMITED MATURITY AND CORPORATE BOND AT
  DATE OF EXCHANGE) (NOTE 6):
Accumulated undistributed net investment loss............            --           (2,803)           --            --
Accumulated undistributed loss on sale of investments....            --      (14,503,702)           --            --
Capital Stock............................................            --       69,418,958            --            --
Net unrealized depreciation in value of investments......            --       (2,700,108)           --            --
                                                            -----------     ------------   -----------   -----------
                                                                     --       52,212,345            --            --
    Total increase (decrease) in net assets..............    (1,320,120)      60,309,903        42,282     6,499,005
                                                            -----------     ------------   -----------   -----------

NET ASSETS:
Beginning of period......................................    19,290,662       15,078,186    10,797,318    53,136,726
                                                            -----------     ------------   -----------   -----------
End of period............................................   $17,970,542     $ 75,388,089   $10,839,600   $59,635,731
                                                            ===========     ============   ===========   ===========
Accumulated undistributed net investment income (loss) at
  end of period..........................................   $     2,901     $     11,949   $    (3,859)  $        --
                                                            ===========     ============   ===========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            STATEMENTS OF CHANGES IN NET ASSETS

            FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                              SECURITY INCOME FUND
                                                                            -------------------------
                                                              SECURITY      DIVERSIFIED      HIGH        SECURITY
                                                           MUNICIPAL BOND     INCOME         YIELD         CASH
                                                                FUND          SERIES        SERIES         FUND
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income....................................   $   819,921     $1,018,123    $   849,567   $ 2,872,195
Net realized gain (loss).................................      (106,719)      (585,644)       114,180            --
Unrealized depreciation during the period................    (1,412,597)    (1,172,192)    (1,067,045)           --
                                                            -----------     -----------   -----------   -----------
Net increase (decrease) in net assets resulting
  from operations........................................      (699,395)      (739,713)      (103,298)    2,872,195

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A..............................................      (759,817)      (800,952)      (521,137)   (2,872,195)
    Class B..............................................       (58,905)      (212,143)      (327,688)           --
  Net realized gain
    Class A..............................................            --             --        (67,588)           --
    Class B..............................................            --             --        (47,813)           --
                                                            -----------     -----------   -----------   -----------
    Total distributions to shareholders..................      (818,722)    (1,013,095)      (964,226)   (2,872,195)

NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  (NOTE 5)...............................................       429,657        499,626      1,847,934    (8,690,857)
                                                            -----------     -----------   -----------   -----------
    Total increase (decrease) in net assets..............    (1,088,460)    (1,253,182)       780,410    (8,690,857)

NET ASSETS:
Beginning of period......................................    20,379,122     16,331,368     10,016,908    61,827,583
                                                            -----------     -----------   -----------   -----------
End of period............................................   $19,290,662     $15,078,186   $10,797,318   $53,136,726
                                                            ===========     ===========   ===========   ===========
Accumulated undistributed net investment income at end of
  period.................................................   $     1,489     $   11,083    $     1,862   $        --
                                                            ===========     ===========   ===========   ===========

                            See accompanying notes.
--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY MUNICIPAL BOND FUND (CLASS A)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                 ------------------------------------------------------------------------------------------------
                                 2000(B)(C)(D)(H)   1999(B)(C)(D)   1998(B)(C)(D)   1997(B)(C)(D)   1996(B)(C)(D)   1995(B)(C)(D)
                                 ----------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF
  PERIOD.......................        $9.48            $10.24          $10.08           $9.72           $9.94           $9.05
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income..........         0.22              0.42            0.43            0.42            0.45            0.48
Net Gain (Loss) on Securities
  (realized and unrealized)....         0.20             (0.76)           0.17            0.36           (0.21)           0.89
                                     -------           -------         -------         -------         -------         -------
Total from Investment
  Operations...................         0.42             (0.34)           0.60            0.78            0.24            1.37
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income)......................        (0.22)            (0.42)          (0.44)          (0.42)          (0.46)          (0.48)
Distributions (from Realized
  Gains).......................           --                --              --              --              --              --
                                     -------           -------         -------         -------         -------         -------
  Total Distributions..........        (0.22)            (0.42)          (0.44)          (0.42)          (0.46)          (0.48)
                                     -------           -------         -------         -------         -------         -------
NET ASSET VALUE END OF
  PERIOD.......................        $9.68             $9.48          $10.24          $10.08           $9.72           $9.94
                                     =======           =======         =======         =======         =======         =======
TOTAL RETURN (A)...............         4.5%             (3.5%)           6.1%            8.3%            2.5%           15.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands)..................      $16,466           $17,630         $19,012         $21,953         $23,304         $25,026
Ratio of Expenses to Average
  Net Assets...................        1.00%             1.01%           0.82%           0.82%           0.78%           0.86%
Ratio of Net Income (Loss) to
  Average Net Assets...........        4.64%             4.19%           4.23%           4.29%           4.67%           5.02%
Portfolio Turnover Rate........          94%              108%             94%             48%             54%            103%

--------------------------------------------------------------------------------
SECURITY MUNICIPAL BOND FUND (CLASS B)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                 ------------------------------------------------------------------------------------------------
                                 2000(B)(C)(D)(H)   1999(B)(C)(D)   1998(B)(C)(D)   1997(B)(C)(D)   1996(B)(C)(D)   1995(B)(C)(D)
                                 ----------------   -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF
  PERIOD.......................        $9.50           $10.26          $10.08            $9.73          $9.95           $9.05
INCOME FROM INVESTMENT
  OPERATIONS:
Net Investment Income..........         0.19             0.34            0.31             0.29           0.33            0.37
Net Gain (Loss) on Securities
  (realized and unrealized)....         0.20            (0.76)           0.17             0.37          (0.21)           0.90
                                      ------           ------          ------          -------         ------          ------
Total from Investment
  Operations...................         0.39            (0.42)           0.48             0.66           0.12            1.27
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income)......................        (0.18)           (0.34)          (0.30)           (0.31)         (0.34)          (0.37)
Distributions (from Realized
  Gains).......................           --               --              --               --             --              --
                                      ------           ------          ------          -------         ------          ------
  Total Distributions..........        (0.18)           (0.34)          (0.30)           (0.31)         (0.34)          (0.37)
                                      ------           ------          ------          -------         ------          ------
NET ASSET VALUE END OF
  PERIOD.......................        $9.71            $9.50          $10.26           $10.08          $9.73           $9.95
                                      ======           ======          ======          =======         ======          ======
TOTAL RETURN (A)...............         4.1%            (4.2%)           4.8%             6.9%           1.2%           14.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands)..................       $1,504           $1,661          $1,367           $2,344         $1,510          $1,190
Ratio of Expenses to Average
  Net Assets...................        1.75%            1.76%           2.01%            2.00%          2.01%           2.00%
Ratio of Net Income (Loss) to
  Average Net Assets...........        3.89%            3.45%           3.04%            3.11%          3.44%           3.90%
Portfolio Turnover Rate........          94%             108%             94%              48%            54%            103%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

DIVERSIFIED INCOME SERIES (CLASS A)

                                                                     FISCAL YEARS ENDED DECEMBER 31
                                         ---------------------------------------------------------------------------------------
                                         2000(B)(C)(F)(H)   1999(B)(C)   1998(B)(C)   1997(B)(C)   1996(B)(C)(D)   1995(B)(C)(D)
                                         ----------------   ----------   ----------   ----------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....  $           4.52   $     4.96   $     4.81   $     4.71   $        4.97   $        4.35
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................              0.14         0.26         0.27         0.32            0.31            0.30
Net Gain (Loss) on Securities (realized
  and unrealized)......................             (0.02)       (0.44)        0.16         0.10           (0.26)           0.62
                                         ----------------   ----------   ----------   ----------   -------------   -------------
Total from Investment Operations.......              0.12        (0.18)        0.43         0.42            0.05            0.92
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income)..............................             (0.14)       (0.26)       (0.28)       (0.32)          (0.31)          (0.30)
Distributions (from Realized Gains)....                --           --           --           --              --              --
                                         ----------------   ----------   ----------   ----------   -------------   -------------
  Total Distributions..................             (0.14)       (0.26)       (0.28)       (0.32)          (0.31)          (0.30)
                                         ----------------   ----------   ----------   ----------   -------------   -------------
NET ASSET VALUE END OF PERIOD..........  $           4.50   $     4.52   $     4.96   $     4.81   $        4.71   $        4.97
                                         ================   ==========   ==========   ==========   =============   =============
TOTAL RETURN (A).......................              2.8%        (3.6%)        9.1%         9.2%            1.3%           21.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...           $65,023      $12,723      $12,664       $7,652          $8,036         $10,080
Ratio of Expenses to Average Net
  Assets...............................             0.99%        0.87%        0.93%        0.60%           0.65%           1.11%
Ratio of Net Income (Loss) to Average
  Net Assets...........................             6.44%        5.58%        5.62%        6.10%           6.44%           6.41%
Portfolio Turnover Rate................              122%          65%          78%          39%             75%             81%

--------------------------------------------------------------------------------

DIVERSIFIED INCOME SERIES (CLASS B)

                                                                     FISCAL YEARS ENDED DECEMBER 31
                                         ---------------------------------------------------------------------------------------
                                         2000(B)(C)(F)(H)   1999(B)(C)   1998(B)(C)   1997(B)(C)   1996(B)(C)(D)   1995(B)(C)(D)
                                         ----------------   ----------   ----------   ----------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....  $           4.51   $     4.95   $     4.80   $     4.71   $        4.97   $        4.35
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................              0.11         0.22         0.22         0.26            0.25            0.26
Net Gain (Loss) on Securities (realized
  and unrealized)......................             (0.01)       (0.44)        0.16         0.10           (0.25)           0.63
                                         ----------------   ----------   ----------   ----------   -------------   -------------
Total from Investment Operations.......              0.10        (0.22)        0.38         0.36           (0.00)           0.89
LESS DISTRIBUTIONS:
Dividends (from Net Investment
  Income)..............................             (0.12)       (0.22)       (0.23)       (0.27)          (0.26)          (0.27)
Distributions (from Realized Gains)....                --           --           --           --              --              --
                                         ----------------   ----------   ----------   ----------   -------------   -------------
  Total Distributions..................             (0.12)       (0.22)       (0.23)       (0.27)          (0.26)          (0.27)
                                         ----------------   ----------   ----------   ----------   -------------   -------------
NET ASSET VALUE END OF PERIOD..........  $           4.49   $     4.51   $     4.95   $     4.80   $        4.71   $        4.97
                                         ================   ==========   ==========   ==========   =============   =============
                                                     2.3%        (4.6%)        8.0%         7.9%           (0.2%)          20.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...           $10,232       $2,356       $3,668       $1,091            $661            $582
Ratio of Expenses to Average Net
  Assets...............................             1.75%        1.85%        1.85%        1.68%           1.86%           1.87%
Ratio of Net Income (Loss) to Average
  Net Assets...........................             5.64%        4.55%        4.66%        5.02%           5.23%           5.69%
Portfolio Turnover Rate................              122%          65%          78%          39%             75%             81%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

DIVERSIFIED INCOME SERIES (CLASS C)

                                                               FISCAL PERIOD ENDED
                                                               DECEMBER 31
                                                               -------------------
                                                               2000(B)(C)(F)(G)(H)
                                                               -------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................           $4.48
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................            0.03
Net Gain (Loss) on Securities (realized and unrealized).....            0.02
                                                                    --------
Total from Investment Operations............................            0.05
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................           (0.04)
Distributions (from Realized Gains).........................              --
                                                                    --------
  Total Distributions.......................................           (0.04)
                                                                    --------
NET ASSET VALUE END OF PERIOD...............................           $4.49
                                                                    ========
TOTAL RETURN (A)............................................            1.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................        $    133
Ratio of Expenses to Average Net Assets.....................           1.70%
Ratio of Net Income (Loss) to Average Net Assets............           6.56%
Portfolio Turnover Rate.....................................            161%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

HIGH YIELD BOND SERIES (CLASS A)

                                                                            FISCAL YEARS ENDED DECEMBER 31
                                                         --------------------------------------------------------------------
                                                         2000(B)(C)(H)   1999(B)(C)   1998(B)(C)   1997(B)(C)   1996(B)(C)(E)
                                                         -------------   ----------   ----------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....................  $       13.65   $    15.05   $    15.71   $    15.32   $       15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................................           0.55         1.25         1.22         1.25            0.45
Net Gain (Loss) on Securities (realized and
  unrealized)..........................................          (0.82)       (1.32)       (0.47)        0.60            0.32
                                                         -------------   ----------   ----------   ----------   -------------
Total from Investment Operations.......................          (0.27)       (0.07)        0.75         1.85            0.77
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).................          (0.56)       (1.18)       (1.22)       (1.25)          (0.45)
Distributions (from Realized Gains)....................             --        (0.15)       (0.19)       (0.21)             --
                                                         -------------   ----------   ----------   ----------   -------------
  Total Distributions..................................          (0.56)       (1.33)       (1.41)       (1.46)          (0.45)
                                                         -------------   ----------   ----------   ----------   -------------
NET ASSET VALUE END OF PERIOD..........................  $       12.82   $    13.65   $    15.05   $    15.71   $       15.32
                                                         =============   ==========   ==========   ==========   =============
TOTAL RETURN (A).......................................          (2.0%)       (0.5%)        5.0%        12.6%            5.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...................         $6,545       $6,328       $5,781       $5,179          $2,780
Ratio of Expenses to Average Net Assets................          0.74%        0.72%        0.76%        0.87%           1.54%
Ratio of Net Income (Loss) to Average Net Assets.......          8.47%        8.17%        7.96%        8.14%           7.47%
Portfolio Turnover Rate................................            12%          36%         103%          87%            168%

--------------------------------------------------------------------------------

HIGH YIELD BOND SERIES (CLASS B)

                                                                            FISCAL YEARS ENDED DECEMBER 31
                                                         --------------------------------------------------------------------
                                                         2000(B)(C)(H)   1999(B)(C)   1998(B)(C)   1997(B)(C)   1996(B)(C)(E)
                                                         -------------   ----------   ----------   ----------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....................  $       13.62   $    15.02   $    15.68   $    15.32   $       15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................................           0.50         1.06         1.10         1.10            0.41
Net Gain (Loss) on Securities (realized and
  unrealized)..........................................          (0.82)       (1.25)       (0.47)        0.59            0.32
                                                         -------------   ----------   ----------   ----------   -------------
Total from Investment Operations.......................          (0.32)       (0.19)        0.63         1.69            0.73
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income).................          (0.51)       (1.06)       (1.10)       (1.12)          (0.41)
Distributions (from Realized Gains)....................             --        (0.15)       (0.19)       (0.21)             --
                                                         -------------   ----------   ----------   ----------   -------------
  Total Distributions..................................          (0.51)       (1.21)       (1.29)       (1.33)          (0.41)
                                                         -------------   ----------   ----------   ----------   -------------
NET ASSET VALUE END OF PERIOD..........................  $       12.79   $    13.62   $    15.02   $    15.68   $       15.32
                                                         =============   ==========   ==========   ==========   =============
TOTAL RETURN (A).......................................          (2.4%)       (1.3%)        4.2%        11.5%            4.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...................         $4,291       $4,469       $4,236       $4,432          $2,719
Ratio of Expenses to Average Net Assets................          1.54%        1.53%        1.53%        1.80%           2.26%
Ratio of Net Income (Loss) to Average Net Assets.......          7.67%        7.35%        7.17%        7.21%           6.74%
Portfolio Turnover Rate................................            12%          36%         103%          87%            168%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

c-------------------------------------------------------------------------------

HIGH YIELD BOND SERIES (CLASS C)

                                                               FISCAL PERIOD ENDED
                                                                   DECEMBER 31
                                                               -------------------
                                                                2000(B)(C)(G)(H)
                                                               -------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.........................         $12.98
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.......................................           0.15
Net Gain (Loss) on Securities (realized and unrealized).....          (0.12)
                                                                     ------
Total from Investment Operations............................           0.03
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)......................          (0.17)
Distributions (from Realized Gains).........................             --
                                                                     ------
  Total Distributions.......................................          (0.17)
                                                                     ------
NET ASSET VALUE END OF PERIOD...............................         $12.84
                                                                     ======
TOTAL RETURN (A)............................................           0.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)........................         $    3
Ratio of Expenses to Average Net Assets.....................          1.34%
Ratio of Net Income (Loss) to Average Net Assets............          7.80%
Portfolio Turnover Rate.....................................            21%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY CASH FUND

                                                                       FISCAL YEARS ENDED DECEMBER 31
                                                 ---------------------------------------------------------------------------
                                                 2000(C)(H)   1999(C)   1998(C)(D)   1997(D)   1996(B)(C)(D)   1995(B)(C)(D)
                                                 ----------   -------   ----------   -------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD............     $1.00       $1.00      $1.00       $1.00        $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..........................      0.03        0.04       0.05        0.05         0.05            0.05
Net Gain (Loss) on Securities (realized and
  unrealized)..................................        --          --         --          --           --              --
                                                  -------     -------    -------     -------      -------         -------
Total from Investment Operations...............      0.03        0.04       0.05        0.05         0.05            0.05
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).........     (0.03)      (0.04)     (0.05)      (0.05)       (0.05)          (0.05)
Distributions (from Realized Gains)............        --          --         --          --           --              --
                                                  -------     -------    -------     -------      -------         -------
  Total Distributions..........................     (0.03)      (0.04)     (0.05)      (0.05)       (0.05)          (0.05)
                                                  -------     -------    -------     -------      -------         -------
NET ASSET VALUE END OF PERIOD..................     $1.00       $1.00      $1.00       $1.00        $1.00           $1.00
                                                  =======     =======    =======     =======      =======         =======
TOTAL RETURN (A)...............................      2.6%        4.4%       4.7%        4.9%         4.6%            5.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...........   $59,636     $53,137    $61,828     $57,441      $45,331         $38,158
Ratio to Expenses to Average Net Assets........     1.00%       0.86%      0.89%       0.90%        1.01%           1.00%
Ratio of Net Income (Loss) to Average Net
  Assets.......................................     5.10%       4.30%      4.60%       4.80%        4.47%           5.00%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.
(b) Fund expenses were reduced by reimbursement from the Investment Manager. Expense ratios absent such reimbursement would have been as follows:

                                 1995   1996   1997   1998   1999   2000
                                 ----   ----   ----   ----   ----   ----
Municipal Bond Fund    Class A   0.86%  0.78%  0.83%  0.82%  1.14%  1.16%
                       Class B   2.45%  2.19%  2.00%  2.18%  2.19%  2.02%
Diversified Income
  Series               Class A   1.22%  1.17%  1.06%  1.43%  1.37%  1.66%
                       Class B   3.70%  3.26%  2.14%  3.03%  2.36%  2.46%
                       Class C    --     --     --     --     --    2.40%
High Yield Series      Class A    --    2.11%  1.44%  1.36%  1.32%  1.34%
                       Class B    --    2.83%  2.37%  2.13%  2.13%  2.14%
                       Class C    --     --     --     --     --    2.01%
Cash Fund                        1.04%  1.01%   --     --     --      --

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                    1995   1996   1997   1998   1999
                                    ----   ----   ----   ----   ----
Municipal Bond Fund       Class A   0.85%  0.77%  0.83%  0.82%  1.00%
                          Class B   2.00%  2.00%  2.00%  2.00%  1.75%
Diversified Income
  Series                  Class A   1.10%  0.64%   --     --      --
                          Class B   1.85%  1.85%   --     --      --
                          Class C    --     --     --     --      --
Cash Fund                           1.00%  1.00%  1.00%  0.89%    --

(e) Security High Yield Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Portfolio turnover calculation excludes the portfolio investments in the Limited Maturity Series and Corporate Bond Series merger.

(g) Class C shares were initially offered for sale on May 1, 2000 for Security High Yield Series and Diversified Income Series. Percentage amounts for the period, except for total return, have been annualized.

(h) Unaudited figures for the six months ended June 30, 2000. Percentage amounts for the period, except total return, have been annualized.

--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES
    Security Income Fund, Security Municipal Bond Fund and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class B and Class C shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition for Class B and within one year of acquisition for Class C incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
    A. SECURITY VALUATION -- Valuations of Security Income and Municipal Bond Funds' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.
    Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.
    B. OPTIONS -- Diversified Income Series and the High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer of the obligation to sell or purchase), a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.
    The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
    C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premiums and discounts (except original issue discounts) on debt securities are not amortized, except Security Municipal Bond Fund, which amortizes premiums.
    D. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the treatment of paydown gains and losses on mortgage-backed securities.
    E. TAXES -- The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
    F. EARNINGS CREDITS -- Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.
    G. USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average daily net assets of Municipal Bond Fund and Cash Fund; .35 of 1% of the average daily net assets for Diversified Income Series and .60% of 1% of the average daily net assets of the High Yield Series. For the period 12/31/99 to 2/4/00, management fees for the Diversified Income Series were .50 of 1% of the average daily net assets. SMC pays Salomon Brothers Asset Management, Inc., an annual fee equal to .22% of the average daily net assets of Security Municipal Bond Fund for management services provided to the Fund. The investment advisory contract for Security Income Fund provides that the total annual expenses of

--------------------------------------------------------------------------------

JUNE 30, 2000

c-------------------------------------------------------------------------------

each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B and Class C distribution plans) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are qualified for sale. For the six months ended June 30, 2000, SMC agreed to limit the total expenses of Diversified Income Series to an annual rate of 0.95% of the average daily net asset value of Class A shares and 1.70% of Class B shares and Class C shares. SMC also agreed to limit the total expenses of the High Yield Series to 2.0% for Class A Shares and 2.75% for Class B shares. The investment advisory contract for Municipal Bond Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, Rule 12b-1 fees, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.0% of the average net assets of the Fund as calculated on a daily basis. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1% of the average net assets of the Fund as calculated on a daily basis.
    The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.
    As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of 0.9% of the average daily net assets of Diversified Income Series, High Yield Series, and Municipal Bond Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.
    Security Income and Municipal Bond Funds have adopted Distribution Plans related to the offering of Class B shares and Security Income Fund has adopted a Distribution Plan relating to the Offering of Class C shares, each such Distribution Plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average daily net assets of Class B shares and Class C shares, respectively, Class A shares of Security Income Fund and Security Municipal Bond Fund incur 12b-1 distribution fees at an annual rate of .25% of the average daily net assets of each Series.
    Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Security Income and Municipal Bond Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges (CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares and within one year of the date of purchase of Class C shares, after allowances to brokers and dealers for the six months ended June 30, 2000, in the amounts presented below:

                                                                MUNICIPAL     DIVERSIFIED     HIGH YIELD
                                                                BOND FUND    INCOME SERIES      SERIES
                                                                ---------    -------------    ----------
SDI underwriting (Class A)..................................    $    124        $   536        $   546
CDSC (Class B)..............................................    $  4,457        $18,801        $17,391
CDSC (Class C)..............................................         N/A             --             --
Broker/Dealer (Class A).....................................    $    915        $25,941        $ 2,918
Broker/Dealer (Class B).....................................    $   (120)       $10,179        $ 4,418
Broker/Dealer (Class C).....................................         N/A        $     8        $ 1,812

3. FEDERAL INCOME TAX MATTERS
    The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2000, were as follows:

                                                                 MUNICIPAL      DIVERSIFIED     HIGH YIELD
                                                                BOND SERIES    INCOME SERIES      SERIES
                                                                -----------    -------------    ----------
Gross unrealized appreciation...............................     $388,335       $   210,708     $    68,597
Gross unrealized depreciation...............................     (261,372)       (2,323,712)     (1,647,688)
                                                                 --------       -----------     -----------
Net unrealized appreciation (depreciation)..................     $126,963       $(2,113,004)    $(1,579,091)
                                                                 ========       ===========     ===========

4. INVESTMENT TRANSACTIONS
    Investment transactions for the period ended June 30, 2000, (excluding overnight investments and short-term debt securities) were as follows:

                                                                 MUNICIPAL      DIVERSIFIED     HIGH YIELD
                                                                BOND SERIES    INCOME SERIES      SERIES
                                                                -----------    -------------    ----------
Purchases...................................................    $8,404,098      $19,840,580     $  571,653
Proceeds from sales.........................................    $9,565,628      $18,717,803     $1,032,396

--------------------------------------------------------------------------------

JUNE 30, 2000

c-------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS
    The Funds are authorized to issue an unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                              2000           2000          2000         2000         2000           2000             2000
                             SHARES         AMOUNT        SHARES       AMOUNT       SHARES         AMOUNT      INCREASE/DECREASE
                              SOLD*         SOLD**      REINVESTED   REINVESTED    REDEEMED       REDEEMED          SHARES
                             ------         ------      ----------   ----------    --------       --------     -----------------
MUNICIPAL BOND FUND
  Class A shares.........       18,070   $    174,103      24,376    $  232,088      (201,003)  $ (1,921,262)       (158,557)
  Class B shares.........          227          2,186       1,267        12,102       (21,316)      (202,766)        (19,822)
                           -----------   ------------   ---------    ----------   -----------   ------------      ----------
    Total................       18,297   $    176,289      25,643    $  244,190      (222,319)  $ (2,124,028)       (178,379)
DIVERSIFIED INCOME SERIES
  Class A shares.........   12,415,373   $ 55,246,540     150,135    $  671,422      (934,958)  $ (4,199,144)     11,630,550
  Class B shares.........    2,049,215      9,606,805      26,171       116,865      (319,490)    (1,432,485)      1,755,896
  Class C shares.........       29,527        132,248         143           640            --             --          29,670
                           -----------   ------------   ---------    ----------   -----------   ------------      ----------
    Total................   14,494,115   $ 64,985,593     176,449    $  788,927    (1,254,448)  $ (5,631,629)     13,416,116
HIGH YIELD SERIES
  Class A shares.........       71,414   $    947,661      19,735    $  258,035       (44,408)  $   (585,497)         46,741
  Class B shares.........       38,541        505,921      11,914       155,439       (43,156)      (571,345)          7,299
  Class C shares.........          230          2,964           3            38            --             --             233
                           -----------   ------------   ---------    ----------   -----------   ------------      ----------
    Total................      110,185   $  1,456,546      31,652    $  413,512       (87,564)  $ (1,156,842)         54,273
CASH FUND................  100,310,875   $100,310,875   1,344,658    $1,344,658   (95,156,528)  $(95,156,528)      6,499,005

                                 2000
                           INCREASE/DECREASE
                                AMOUNT
                           -----------------
MUNICIPAL BOND FUND
  Class A shares.........     $(1,515,071)
  Class B shares.........        (188,478)
                              -----------
    Total................     $(1,703,549)
DIVERSIFIED INCOME SERIES
  Class A shares.........     $51,718,818
  Class B shares.........       8,291,185
  Class C shares.........         132,888
                              -----------
    Total................     $60,142,891
HIGH YIELD SERIES
  Class A shares.........     $   620,199
  Class B shares.........          90,015
  Class C shares.........           3,002
                              -----------
    Total................     $   713,216
CASH FUND................     $ 6,499,005

 * Includes 9,416,879 and 1,205,168 shares issued in exchange for Corporate Bond Series' and Limited Maturity Series' shares Class A shares, respectively and 749,773 and 281,591 shares issued in exchange for Corporate Bond Series' and Limited Maturity Series' Class B shares, respectively.

** Includes $42,200,581 and $5,399,808 received in exchange for Corporate Bond
   Series' and Limited Maturity Series' assets for Class A shares, respectively and $3,353,369 and $1,258,587 received in exchange for Corporate Bond Series' and Limited Maturity Series' assets for Class B shares, respectively.

                           1999           1999          1999         1999          1999           1999              1999
                          SHARES         AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT       INCREASE/DECREASE
                           SOLD           SOLD       REINVESTED   REINVESTED     REDEEMED       REDEEMED           SHARES
                          ------         ------      ----------   ----------     --------       --------      -----------------
MUNICIPAL BOND FUND
  Class A shares......      276,786   $  2,707,060      49,534    $  488,667       (323,371)  $  (3,193,665)          2,949
  Class B shares......       64,561        649,552       2,964        29,292        (25,898)       (251,249)         41,627
                        -----------   ------------   ---------    ----------   ------------   -------------      ----------
    Total.............      341,347   $  3,356,612      52,498    $  517,959       (349,269)  $  (3,444,914)         44,576
DIVERSIFIED INCOME SERIES
  Class A shares......    1,716,274   $  8,156,070     147,671    $  693,206     (1,605,175)  $  (7,500,908)        258,770
  Class B shares......      908,677      4,373,730      43,049       202,125     (1,170,493)     (5,424,597)       (218,767)
                        -----------   ------------   ---------    ----------   ------------   -------------      ----------
    Total.............    2,624,951   $ 12,529,800     190,720    $  895,331     (2,775,668)  $ (12,925,505)         40,003
HIGH YIELD BOND SERIES
  Class A shares......      108,545   $  1,600,578      39,302    $  562,642        (68,191)  $    (986,560)         79,656
  Class B shares......       70,803      1,036,665      25,082       357,999        (49,757)       (723,390)         46,128
                        -----------   ------------   ---------    ----------   ------------   -------------      ----------
    Total.............      179,348   $  2,637,243      64,384    $  920,641       (117,948)  $  (1,709,950)        125,784
CASH FUND.............  180,060,073   $180,060,073   2,577,911    $2,577,911   (191,328,841)  $(191,328,841)     (8,690,857)

                              1999
                        INCREASE/DECREASE
                             AMOUNT
                        -----------------
MUNICIPAL BOND FUND
  Class A shares......     $     2,062
  Class B shares......         427,595
                           -----------
    Total.............     $   429,657
DIVERSIFIED INCOME SERIES
  Class A shares......     $ 1,348,368
  Class B shares......        (848,742)
                           -----------
    Total.............     $   499,626
HIGH YIELD BOND SERIES
  Class A shares......     $ 1,176,660
  Class B shares......         671,274
                           -----------
    Total.............     $ 1,847,934
CASH FUND.............     $(8,690,857)

6. ACQUISITION OF SECURITY INCOME FUND -- CORPORATE BOND SERIES AND SECURITY INCOME FUND -- LIMITED MATURITY BOND SERIES
    Pursuant to a plan of reorganization approved by Security Income Fund Corporate Bond Series and Security Income Fund Limited Maturity Bond Series shareholders, Security Income Fund Diversified Income Series (formerly U.S. Government Series) acquired all the net assets of Corporate Bond Series and Limited Maturity Bond Series, which totalled $52,212,345 on the closing date of the reorganization, April 30, 2000. In exchange for the assets of Corporate Bond Series and Limited Maturity Bond Series, 11,653,411 shares of Diversified Income were distributed pro rata to Corporate Bond and Limited Maturity Bond shareholders of record as of immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(Cx) of the Internal

--------------------------------------------------------------------------------

JUNE 30, 2000

c-------------------------------------------------------------------------------

Revenue Code. Corporate Bond's net assets included $2,353,525 of unrealized depreciation, $2,609 of undistributed net investment loss and $14,299,309 of undistributed realized loss on sale of investments. Limited Maturity's net assets included $346,583 of unrealized depreciation, $194 of undistributed net investment loss and $204,393 of undistributed loss of sale of investments. The aggregate net assets of Diversified Income Series immediately before the acquisition totalled $20,367,555. Following the acquisition, the combined net assets of Diversified Income Series totalled, $72,579,900.

--------------------------------------------------------------------------------
c-------------------------------------------------------------------------------

            SHAREHOLDER UPDATE

SPECIAL MEETING RESULTS

  A special meeting of the stockholders of Corporate Bond Fund and Limited Maturity Bond Fund of Security Income Fund was held on April 26, 2000. The matters voted upon at that meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below.

  (1) The approval of a Plan or Reorganization providing for the acquisition of all of the assets and liabilities of the Corporate Bond Fund by the Diversified Income Fund of the Security Income Fund solely in exchange for shares of the Diversified Income Fund, followed by the complete liquidation of the Corporate Bond Fund.

     SERIES OF                    VOTES AGAINST/
SECURITY INCOME FUND  VOTES FOR    ABSTENTIONS
--------------------  ---------   --------------
   Corporate Bond     4,795,941      183,702

  (2) The approval of a Plan or Reorganization providing for the acquisition of all of the assets and liabilities of the Limited Maturity Bond Fund by the Diversified Income Fund of the Security Income Fund solely in exchange for shares of the Diversified Income Fund, followed by the complete liquidation of the Limited Maturity Bond Fund.

     SERIES OF                    VOTES AGAINST/
SECURITY INCOME FUND  VOTES FOR    ABSTENTIONS
--------------------  ---------   --------------
  Limited Maturity     549,141        2,224

--------------------------------------------------------------------------------

THE SECURITY GROUP
OF MUTUAL FUNDS
Security Growth and Income Fund
Security Equity Fund
      - Equity Series
      - Global Series
      - Total Return Series
      - Social Awareness Series
      - Value Series
      - Small Company Series
      - Enhanced Index Series
      - International Series
      - Select 25 Series
      - Large Cap Value Series
      - Technology Series
Security Ultra Fund
Security Income Fund
      - Diversified Income Series
      - High Yield Series
      - Capital Preservation Series
Security Municipal Bond Fund
Security Cash Fund
This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information. SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Steven M. Bowser, Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

[SECURITY DISTRIBUTORS, INC. LOGO]
                                                                  PRESORTED
                                                                  STANDARD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                 CHICAGO, IL
                                                               PERMIT NO. 941

SD1 609A (6-00)                                                      46-06090-01